Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER
2014 RESULTS

Record Quarterly Revenue of $78.4 million
Assets Under Management Reach Record $52.3 billion

NEW YORK, NY, July 16, 2014—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $22.2 million, or $0.49 per share (diluted and basic), for the quarter ended June 30, 2014, compared with $15.3 million, or $0.34 per share (diluted and basic), for the quarter ended June 30, 2013. Total revenue for the second quarter of 2014 was a record $78.4 million, an increase of 0.8% from $77.8 million for the second quarter of 2013.
For the six months ended June 30, 2014, the company recorded net income attributable to common stockholders of $41.6 million, or $0.91 per diluted share and $0.93 per basic share, compared with $30.4 million, or $0.68 per diluted share and $0.69 per basic share, for the six months ended June 30, 2013.
The results for the six months ended June 30, 2013 included after-tax expenses of approximately $0.10 per share associated primarily with the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., a closed-end mutual fund. After adjusting for these items, earnings per share would have been $0.78 for the six months ended June 30, 2013.

Financial Highlights (Unaudited)
June 30, 2014 Compared with March 31, 2014

(in thousands, except per share data)	Three Months Ended
	June 30, 2014	March 31, 2014	$ Change	% Change
Revenue	$78,412	$72,835	$5,577	7.7%
Expenses	$48,744	$45,239	$3,505	7.7%
Operating income	$29,668	$27,596	$2,072	7.5%
Operating margin	37.8%	37.9%		(5) bps
Total non-operating income	$4,990	$3,181	$1,809	56.9%
Net income attributable to common stockholders	$22,183	$19,445	$2,738	14.1%
Diluted earnings per share attributable to common stockholders	$0.49	$0.43	$0.06	14.0%
Revenue
Total revenue for the second quarter of 2014 was $78.4 million, an increase of $5.6 million from $72.8 million for the first quarter of 2014. Higher average assets under management and an additional day in the quarter resulted in the following revenue increases:

•	$1.2 million in institutional accounts;

•	$2.9 million in open-end mutual funds; and

•	$1.2 million in closed-end mutual funds.
Expenses
Expenses for the second quarter of 2014 were $48.7 million, an increase of $3.5 million from $45.2 million for the first quarter of 2014. The change was primarily due to higher:

•	Employee compensation and benefits of $1.8 million, primarily due to higher incentive compensation;

•	General and administrative expenses of $972,000, primarily due to higher travel and entertainment and marketing expenses; and

•	Distribution and service fees of $952,000, which increased in line with the increase in open-end mutual fund average assets under management.
Operating Margin
The company's operating margin decreased to 37.8% for the second quarter of 2014, compared with 37.9% for the three months ended March 31, 2014, primarily due to higher general and administrative expenses.
Non-operating Income
Non-operating income, excluding net income attributable to redeemable noncontrolling interest of $741,000, was $4.2 million, an increase of $1.2 million from $3.0 million for the first quarter of 2014. The increase was primarily due to higher earnings from the company's seed investments.

Assets Under Management Highlights (Unaudited)
June 30, 2014 Compared with March 31, 2014

(in millions)	Assets Under Management
	As of
By Investment Vehicle	June 30, 2014	March 31, 2014	$ Change	% Change
Institutional accounts	$25,728	$24,479	$1,249	5.1%
Open-end mutual funds	16,629	15,148	1,481	9.8%
Closed-end mutual funds	9,928	9,404	524	5.6%
Total	$52,285	$49,031	3,254	6.6%

By Investment Strategy
U.S. real estate	$27,404	$25,251	$2,153	8.5%
Global/international real estate	10,161	9,721	440	4.5%
Preferred securities	5,672	5,126	546	10.7%
Global listed infrastructure	5,616	5,072	544	10.7%
Large cap value	2,285	2,857	(572)	(20.0%)
Other	1,147	1,004	143	14.2%
Total	$52,285	$49,031	3,254	6.6%
Assets under management were a record $52.3 billion as of June 30, 2014, an increase of $3.3 billion from $49.0 billion at March 31, 2014. The increase from March 31, 2014 was primarily due to market appreciation of $3.3 billion.
Institutional Accounts
Assets under management for institutional accounts were $25.7 billion as of June 30, 2014, an increase of 5.1% from $24.5 billion at March 31, 2014. The change from March 31, 2014 was due to the following:

•	Market appreciation of $1.8 billion, including $975 million from U.S. real estate, $555 million from global/international real estate and $110 million from global listed infrastructure;

•	Net inflows of $129 million from advisory relationships, including net inflows of $107 million into global listed infrastructure and $25 million into global/international real estate; and

•	Net outflows of $650 million from subadvisory relationships, including $462 million from large cap value and $184 million from global/international real estate.
Open-end Mutual Funds
Assets under management for open-end mutual funds were a record $16.6 billion as of June 30, 2014, an increase of 9.8% from $15.1 billion at March 31, 2014. The increase from March 31, 2014 was due to the following:

•	Market appreciation of $1.0 billion, including $675 million from U.S. real estate, $169 million from global/international real estate and $89 million from preferred securities; and

•
Net inflows of $515 million, including net inflows of $375 million into preferred securities and $150 million into U.S. real estate, partially offset by net outflows of $124 million from global/international real estate.

Closed-end Mutual Funds
Assets under management for closed-end mutual funds were $9.9 billion as of June 30, 2014, an increase of 5.6% from $9.4 billion at March 31, 2014. The increase from March 31, 2014 was due to market appreciation of $524 million.
Balance Sheet Information
As of June 30, 2014, cash, cash equivalents and investments were $192 million. As of June 30, 2014, stockholders' equity was $250 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 17, 2014 at 11:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing 800-950-1454 (U.S.) or +1-212-231-2928 (international); passcode: 21727552. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on July 17, 2014 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21727552. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2013 ("Form 10-K"), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2014	March 31, 2014	June 30, 2013	March 31, 2014	June 30, 2013
Revenue
Investment advisory and administration fees	$72,907	$67,564	$70,353
Distribution and service fees	3,744	3,470	3,741
Portfolio consulting and other	1,761	1,801	3,702
Total revenue	78,412	72,835	77,796	7.7%	0.8%
Expenses
Employee compensation and benefits	25,876	24,035	24,895
Distribution and service fees	9,256	8,304	9,677
General and administrative	12,065	11,093	12,517
Depreciation and amortization	1,103	1,262	1,340
Amortization, deferred commissions	444	545	810
Total expenses	48,744	45,239	49,239	7.7%	(1.0%)
Operating income	29,668	27,596	28,557	7.5%	3.9%
Non-operating income
Interest and dividend income—net	592	239	743
Gain (loss) from trading securities—net	2,762	983	(10,963)
Gain from available-for-sale securities—net	52	1,076	837
Equity in earnings (losses) of affiliates	1,429	935	(427)
Other income (losses)	155	(52)	(368)
Total non-operating income (loss)	4,990	3,181	(10,178)	56.9%	*
Income before provision for income taxes	34,658	30,777	18,379	12.6%	88.6%
Provision for income taxes	11,734	11,177	9,870
Net income	22,924	19,600	8,509	17.0%	169.4%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(741)	(155)	6,773
Net income attributable to common stockholders	$22,183	$19,445	$15,282	14.1%	45.2%

Earnings per share attributable to common stockholders
Basic	$0.49	$0.44	$0.34	13.6%	43.5%
Diluted	$0.49	$0.43	$0.34	14.0%	43.5%

Dividends declared per share
Quarterly	$0.22	$0.22	$0.20	—%	10.0%

Weighted average shares outstanding
Basic	44,825	44,633	44,306
Diluted	45,530	45,483	45,002

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Six Months Ended
	June 30, 2014	June 30, 2013	% Change
Revenue
Investment advisory and administration fees	$140,471	$135,747
Distribution and service fees	7,214	7,175
Portfolio consulting and other	3,562	7,333
Total revenue	151,247	150,255	0.7%
Expenses
Employee compensation and benefits	49,911	48,272
Distribution and service fees	17,560	24,758
General and administrative	23,158	23,696
Depreciation and amortization	2,365	2,687
Amortization, deferred commissions	989	1,575
Total expenses	93,983	100,988	(6.9%)
Operating income	57,264	49,267	16.2%
Non-operating income
Interest and dividend income—net	831	1,289
Gain (loss) from trading securities—net	3,745	(9,339)
Gain from available-for-sale securities—net	1,128	1,328
Equity in earnings of affiliates	2,364	109
Other income (losses)	103	(639)
Total non-operating income (loss)	8,171	(7,252)	*
Income before provision for income taxes	65,435	42,015	55.7%
Provision for income taxes	22,911	18,005
Net income	42,524	24,010	77.1%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(896)	6,413
Net income attributable to common stockholders	$41,628	$30,423	36.8%

Earnings per share attributable to common stockholders
Basic	$0.93	$0.69	35.3%
Diluted	$0.91	$0.68	35.1%

Dividends declared per share
Quarterly	$0.44	$0.40	10.0%

Weighted average shares outstanding
Basic	44,730	44,222
Diluted	45,507	44,942

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2014	March 31, 2014	June 30, 2013	March 31, 2014	June 30, 2013
Institutional Accounts
Assets under management, beginning of period	$24,479	$22,926	$26,081
Inflows	375	432	277
Outflows	(896)	(652)	(1,366)
Net outflows	(521)	(220)	(1,089)
Market appreciation (depreciation)	1,770	1,773	(454)
Total increase (decrease)	1,249	1,553	(1,543)
Assets under management, end of period	$25,728	$24,479	$24,538	5.1%	4.8%
Percentage of total assets under management	49.2%	49.9%	51.3%
Average assets under management for period	$25,010	$23,858	$26,082	4.8%	(4.1%)

Open-end Mutual Funds
Assets under management, beginning of period	$15,148	$14,016	$14,447
Inflows	1,464	1,523	1,789
Outflows	(949)	(1,419)	(1,430)
Net inflows	515	104	359
Market appreciation (depreciation)	966	1,028	(364)
Total increase (decrease)	1,481	1,132	(5)
Assets under management, end of period	$16,629	$15,148	$14,442	9.8%	15.1%
Percentage of total assets under management	31.8%	30.9%	30.2%
Average assets under management for period	$15,992	$14,607	$15,019	9.5%	6.5%

Closed-end Mutual Funds
Assets under management, beginning of period	$9,404	$8,965	$8,793
Inflows	—	—	281
Outflows	—	—	—
Net inflows	—	—	281
Market appreciation (depreciation)	524	439	(231)
Total increase	524	439	50
Assets under management, end of period	$9,928	$9,404	$8,843	5.6%	12.3%
Percentage of total assets under management	19.0%	19.2%	18.5%
Average assets under management for period	$9,719	$9,241	$9,053	5.2%	7.4%

Total
Assets under management, beginning of period	$49,031	$45,907	$49,321
Inflows	1,839	1,955	2,347
Outflows	(1,845)	(2,071)	(2,796)
Net outflows	(6)	(116)	(449)
Market appreciation (depreciation)	3,260	3,240	(1,049)
Total increase (decrease)	3,254	3,124	(1,498)
Assets under management, end of period	$52,285	$49,031	$47,823	6.6%	9.3%
Average assets under management for period	$50,721	$47,706	$50,154	6.3%	1.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Six Months Ended
	June 30, 2014	June 30, 2013	% Change
Institutional Accounts
Assets under management, beginning of period	$22,926	$24,850
Inflows	807	523
Outflows	(1,548)	(1,956)
Net outflows	(741)	(1,433)
Market appreciation	3,543	1,121
Total increase (decrease)	2,802	(312)
Assets under management, end of period	$25,728	$24,538	4.8%
Percentage of total assets under management	49.2%	51.3%
Average assets under management for period	$24,437	$25,727	(5.0%)

Open-end Mutual Funds
Assets under management, beginning of period	$14,016	$12,962
Inflows	2,987	3,297
Outflows	(2,368)	(2,279)
Net inflows	619	1,018
Market appreciation	1,994	462
Total increase	2,613	1,480
Assets under management, end of period	$16,629	$14,442	15.1%
Percentage of total assets under management	31.8%	30.2%
Average assets under management for period	$15,303	$14,404	6.2%

Closed-end Mutual Funds
Assets under management, beginning of period	$8,965	$7,985
Inflows	—	739
Outflows	—	—
Net inflows	—	739
Market appreciation	963	119
Total increase	963	858
Assets under management, end of period	$9,928	$8,843	12.3%
Percentage of total assets under management	19.0%	18.5%
Average assets under management for period	$9,482	$8,652	9.6%

Total
Assets under management, beginning of period	$45,907	$45,797
Inflows	3,794	4,559
Outflows	(3,916)	(4,235)
Net (outflows) inflows	(122)	324
Market appreciation	6,500	1,702
Total increase	6,378	2,026
Assets under management, end of period	$52,285	$47,823	9.3%
Average assets under management for period	$49,222	$48,783	0.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2014	March 31, 2014	June 30, 2013	March 31, 2014	June 30, 2013
Subadvisory
Assets under management, beginning of period	$17,924	$16,693	$18,321
Inflows	218	311	119
Outflows	(868)	(487)	(1,009)
Net outflows	(650)	(176)	(890)
Market appreciation (depreciation)	1,284	1,407	(269)
Total increase (decrease)	634	1,231	(1,159)
Assets under management, end of period	$18,558	$17,924	$17,162	3.5%	8.1%
Percentage of total assets under management	72.1%	73.2%	69.9%
Average assets under management for period	$18,118	$17,480	$18,325	3.6%	(1.1%)

Advisory
Assets under management, beginning of period	$6,555	$6,233	$7,760
Inflows	157	121	158
Outflows	(28)	(165)	(357)
Net inflows (outflows)	129	(44)	(199)
Market appreciation (depreciation)	486	366	(185)
Total increase (decrease)	615	322	(384)
Assets under management, end of period	$7,170	$6,555	$7,376	9.4%	(2.8%)
Percentage of total assets under management	27.9%	26.8%	30.1%
Average assets under management for period	$6,892	$6,378	$7,757	8.1%	(11.2%)

Total Institutional Accounts
Assets under management, beginning of period	$24,479	$22,926	$26,081
Inflows	375	432	277
Outflows	(896)	(652)	(1,366)
Net outflows	(521)	(220)	(1,089)
Market appreciation (depreciation)	1,770	1,773	(454)
Total increase (decrease)	1,249	1,553	(1,543)
Assets under management, end of period	$25,728	$24,479	$24,538	5.1%	4.8%
Average assets under management for period	$25,010	$23,858	$26,082	4.8%	(4.1%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods Ended
(in millions)
	Six Months Ended
	June 30, 2014	June 30, 2013	% Change
Subadvisory
Assets under management, beginning of period	$16,693	$17,582
Inflows	529	266
Outflows	(1,355)	(1,513)
Net outflows	(826)	(1,247)
Market appreciation	2,691	827
Total increase (decrease)	1,865	(420)
Assets under management, end of period	$18,558	$17,162	8.1%
Percentage of total assets under management	72.1%	69.9%
Average assets under management for period	17,801	$18,118	(1.7%)

Advisory
Assets under management, beginning of period	$6,233	$7,268
Inflows	278	257
Outflows	(193)	(443)
Net inflows (outflows)	85	(186)
Market appreciation	852	294
Total increase	937	108
Assets under management, end of period	$7,170	$7,376	(2.8%)
Percentage of total assets under management	27.9%	30.1%
Average assets under management for period	$6,636	$7,609	(12.8%)

Total Institutional Accounts
Assets under management, beginning of period	$22,926	$24,850
Inflows	807	523
Outflows	(1,548)	(1,956)
Net outflows	(741)	(1,433)
Market appreciation	3,543	1,121
Total increase (decrease)	2,802	(312)
Assets under management, end of period	$25,728	$24,538	4.8%
Average assets under management for period	$24,437	$25,727	(5.0%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2014	March 31, 2014	June 30, 2013	March 31, 2014	June 30, 2013
U.S. Real Estate
Assets under management, beginning of period	$25,251	$23,116	$24,455
Inflows	734	756	793
Outflows	(583)	(829)	(642)
Net inflows (outflows)	151	(73)	151
Market appreciation (depreciation)	1,780	2,208	(433)
Effect of fund merger *	222	—	—
Total increase (decrease)	2,153	2,135	(282)
Assets under management, end of period	$27,404	$25,251	$24,173	8.5%	13.4%
Percentage of total assets under management	52.4%	51.5%	50.5%
Average assets under management for period	$26,506	$24,362	$25,118	8.8%	5.5%

Global/International Real Estate
Assets under management, beginning of period	$9,721	$9,498	$11,277
Inflows	233	485	555
Outflows	(517)	(664)	(1,493)
Net outflows	(284)	(179)	(938)
Market appreciation (depreciation)	724	402	(416)
Total increase (decrease)	440	223	(1,354)
Assets under management, end of period	$10,161	$9,721	$9,923	4.5%	2.4%
Percentage of total assets under management	19.4%	19.8%	20.7%
Average assets under management for period	$9,993	$9,595	$11,116	4.1%	(10.1%)

Preferred Securities
Assets under management, beginning of period	$5,126	$4,722	$4,929
Inflows	520	358	655
Outflows	(148)	(180)	(388)
Net inflows	372	178	267
Market appreciation (depreciation)	174	226	(128)
Total increase	546	404	139
Assets under management, end of period	$5,672	$5,126	$5,068	10.7%	11.9%
Percentage of total assets under management	10.8%	10.5%	10.6%
Average assets under management for period	$5,415	$4,946	$5,131	9.5%	5.5%

Global Listed Infrastructure
Assets under management, beginning of period	$5,072	$4,714	$4,176
Inflows	169	302	321
Outflows	(48)	(224)	(41)
Net inflows	121	78	280
Market appreciation (depreciation)	423	280	(132)
Total increase	544	358	148
Assets under management, end of period	$5,616	$5,072	$4,324	10.7%	29.9%
Percentage of total assets under management	10.7%	10.3%	9.0%
Average assets under management for period	$5,333	$5,011	$4,337	6.4%	23.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2014	March 31, 2014	June 30, 2013	March 31, 2014	June 30, 2013
Large Cap Value
Assets under management, beginning of period	$2,857	$2,907	$3,746
Inflows	66	9	5
Outflows	(534)	(155)	(192)
Net outflows	(468)	(146)	(187)
Market appreciation	118	96	94
Effect of fund merger *	(222)	—	—
Total decrease	(572)	(50)	(93)
Assets under management, end of period	$2,285	$2,857	$3,653	(20.0%)	(37.4%)
Percentage of total assets under management	4.4%	5.8%	7.6%
Average assets under management for period	$2,400	$2,822	$3,720	(15.0%)	(35.5%)

Other
Assets under management, beginning of period	$1,004	$950	$738
Inflows	117	45	18
Outflows	(15)	(19)	(40)
Net inflows (outflows)	102	26	(22)
Market appreciation (depreciation)	41	28	(34)
Total increase (decrease)	143	54	(56)
Assets under management, end of period	$1,147	$1,004	$682	14.2%	68.2%
Percentage of total assets under management	2.2%	2.0%	1.4%
Average assets under management for period	$1,074	$970	$732	10.7%	46.7%

Total
Assets under management, beginning of period	$49,031	$45,907	$49,321
Inflows	1,839	1,955	2,347
Outflows	(1,845)	(2,071)	(2,796)
Net outflows	(6)	(116)	(449)
Market appreciation (depreciation)	3,260	3,240	(1,049)
Effect of fund merger *	—	—	—
Total increase (decrease)	3,254	3,124	(1,498)
Assets under management, end of period	$52,285	$49,031	$47,823	6.6%	9.3%
Average assets under management for period	$50,721	$47,706	$50,154	6.3%	1.1%

* Represents the effect of the merger of Cohen & Steers Dividend Majors Fund, Inc. into Cohen & Steers Total Return Realty Fund, Inc., which was effective after the close of business on June 13, 2014.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Six Months Ended
	June 30, 2014	June 30, 2013	% Change
U.S. Real Estate
Assets under management, beginning of period	$23,116	$22,613
Inflows	1,490	1,546
Outflows	(1,412)	(1,092)
Net inflows	78	454
Market appreciation	3,988	1,106
Effect of fund merger *	222	—
Total increase	4,288	1,560
Assets under management, end of period	$27,404	$24,173	13.4%
Percentage of total assets under management	52.4%	50.5%
Average assets under management for period	$25,440	$24,330	4.6%

Global/International Real Estate
Assets under management, beginning of period	$9,498	$11,155
Inflows	718	872
Outflows	(1,181)	(2,241)
Net outflows	(463)	(1,369)
Market appreciation	1,126	137
Total increase (decrease)	663	(1,232)
Assets under management, end of period	$10,161	$9,923	2.4%
Percentage of total assets under management	19.4%	20.7%
Average assets under management for period	$9,795	$11,177	(12.4%)

Preferred Securities
Assets under management, beginning of period	$4,722	$4,364
Inflows	878	1,249
Outflows	(328)	(535)
Net inflows	550	714
Market appreciation (depreciation)	400	(10)
Total increase	950	704
Assets under management, end of period	$5,672	$5,068	11.9%
Percentage of total assets under management	10.8%	10.6%
Average assets under management for period	$5,182	$4,879	6.2%

Global Listed Infrastructure
Assets under management, beginning of period	$4,714	$3,509
Inflows	471	809
Outflows	(272)	(59)
Net inflows	199	750
Market appreciation	703	65
Total increase	902	815
Assets under management, end of period	$5,616	$4,324	29.9%
Percentage of total assets under management	10.7%	9.0%
Average assets under management for period	$5,173	$3,984	29.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Six Months Ended
	June 30, 2014	June 30, 2013	% Change
Large Cap Value
Assets under management, beginning of period	$2,907	$3,465
Inflows	75	35
Outflows	(689)	(256)
Net outflows	(614)	(221)
Market appreciation	214	409
Effect of fund merger *	(222)	—
Total (decrease) increase	(622)	188
Assets under management, end of period	$2,285	$3,653	(37.4%)
Percentage of total assets under management	4.4%	7.6%
Average assets under management for period	$2,610	$3,687	(29.2%)

Other
Assets under management, beginning of period	$950	$691
Inflows	162	48
Outflows	(34)	(52)
Net inflows (outflows)	128	(4)
Market appreciation (depreciation)	69	(5)
Total increase (decrease)	197	(9)
Assets under management, end of period	$1,147	$682	68.2%
Percentage of total assets under management	2.2%	1.4%
Average assets under management for period	$1,022	$726	40.8%

Total
Assets under management, beginning of period	$45,907	$45,797
Inflows	3,794	4,559
Outflows	(3,916)	(4,235)
Net (outflows) inflows	(122)	324
Market appreciation	6,500	1,702
Effect of fund merger *	—	—
Total increase	6,378	2,026
Assets under management, end of period	$52,285	$47,823	9.3%
Average assets under management for period	$49,222	$48,783	0.9%

* Represents the effect of the merger of Cohen & Steers Dividend Majors Fund, Inc. into Cohen & Steers Total Return Realty Fund, Inc., which was effective after the close of business on June 13, 2014.